Exhibit 10.1

AMENDMENT No. 2

TAKE-TWO INTERACTIVE SOFTWARE, INC.

2009 STOCK INCENTIVE PLAN

This Amendment (the “Amendment”) to the Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan, as adopted on April 23, 2009, and amended on February 18, 2010 (the “Plan”), is made effective as of this 12th day of July 2011.

WHEREAS, Take-Two Interactive Software, Inc. (the “Company”) maintains the Plan; and

WHEREAS, pursuant to Section 12.1 of the Plan, the Plan may be amended by either the Company’s Board of Directors (the “Board”) or the Compensation Committee of the Board, subject, in the case of certain amendments, to approval by the Company’s stockholders; and

WHEREAS, the Board believes it to be in the best interests of the Company to amend the Plan to (x) increase the number of shares that may be issued to participants in the Plan in connection with awards granted thereunder, subject to the approval of the increase by the stockholders of the Company and (y) amend the change in control provisions of the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Section 4.1(a) of the Plan is amended, subject to the approval of the stockholders of the Company, by striking the number “7,650,000” from the first sentence thereof and replacing it with “12,650,000.”

2. Section 11.2 of the Plan is amended by adding the following language at the end thereof:

“Notwithstanding anything herein to the contrary, in no event shall stockholder approval of a transaction which, if consummated, would constitute a Change in Control, constitute a Change in Control.”

Except as modified by this Amendment, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

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IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this instrument as of the 12th day of July 2011 on behalf of the Board.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
By:	/s/ Daniel P. Emerson
Name:	Daniel P. Emerson
Title:	SVP, Assoc. General Counsel and Secretary